PROELITE, INC.

INSTRUCTION SHEET FOR INVESTOR

To be read in conjunction with the entire attached Securities Purchase Agreement and Investor Questionnaire. All capitalized terms used but not defined herein shall have the meaning assigned to each such term in the Securities Purchase Agreement.

A. Complete the following items in the Securities Purchase Agreement and in the Investor Questionnaire:

1.    Provide the information regarding the Investor requested on the signature page to the Securities Purchase Agreement and in the Investor Questionnaire. The Securities Purchase Agreement must be executed by an individual authorized to bind the Investor.

2.    Return two signed copies Securities Purchase Agreement, Investor Questionnaire and Registration Rights Agreement together with a check for the purchase price payable to “Wells Fargo, N.A.” to:

Hunter World Markets, Inc. Penthouse Suite 9300 Wilshire Boulevard Beverly Hills, California 90212 Attn: Todd Ficeto Phone: (310) 286-2211 Facsimile: (310) 734-0005

SECURITIES PURCHASE AGREEMENT

Ladies and Gentlemen:

The undersigned investor (the “Investor”), hereby confirms its agreement with you as follows:

1.    This Securities Purchase Agreement, including Annex I hereto, and the exhibit and schedule thereto, each of which Annex, exhibit and schedule are hereby expressly incorporated as an integral part of this agreement (collectively, the “Agreement”) is made as of June 29, 2007 between ProElite, Inc. (the “Company”) and the Investor with respect to the sale of units (the “Units”), each Unit consisting of one share of the Company’s Common Stock (a “Share” and in the plural, the “Shares”) and one-half of a 60-month warrant to purchase a Share at an exercise price of $7.00 per Share (a “Warrant” and in the plural, “Warrants”).

2.    The Company and the Investor agree that the Investor will purchase from the Company, and the Company will sell to the Investor, the number of Units set forth opposite the Investor’s name on the signature page of this Agreement, at a purchase price per Unit of $7.00, pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor, certificates representing the Shares and Warrants included within the Units will be registered in the Investor’s name and address as set forth below.

The next page is the signature page.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:
COMPANY:	PROELITE, INC.
By: ______________________________________________________
INVESTOR:	_______________________________________________
name of investor

Number of Units: ____________________________________________

By: ______________________________________________________
Signature of investor or authorized person

Its: ______________________________________________________
Title of authorized person

Address: __________________________________________________
Contact Name: ______________________________________________
Facsimile Number: ___________________________________________
Email Address: ______________________________________________

Name in which share certificates and warrant certificates should be registered (if different):
__________________________________________________

Social Security ______________________________________________ or Tax I.D. No: ______________________________________________

Address where units should be sent (if different): ________________________________________________ __________________________________________________________

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.    Agreement to Sell and Purchase the Units; Subscription Date.

1.1    At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Units (“Investor's Units”) set forth opposite the Investor’s name on the signature page of the Securities Purchase Agreement (the “Purchase Agreement”) to which this Annex I is attached, at a purchase price per Unit of $7.00, pursuant to the Terms and Conditions set forth herein .

1.2    The Company is entering into a substantially similar form of Purchase Agreement, including these Terms and Conditions, with the other investors listed along with the Investor on Schedule I hereto (the “Other Investors”). (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Purchase Agreement to which these Terms and Conditions are attached and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Purchase Agreements.”)

2.    Delivery of the at Closing. One or more closings may be held from time to time in the Company’s discretion, provided that the final closing shall occur upon the earlier of (i) the date upon which $60 Million of Units have been sold, or (ii) July 31, 2007, subject to extensions by the Company and the Placement Agent upon notice to the then subscribers (the “Closing”). Notwithstanding the foregoing, the $25 million in funds raised by the Placement Agent shall be subject to closing in Placement Agent’s sole discretion (the “Initial Closing”). The Closing shall take place at the offices of Troy & Gould, Professional Corporation, the Company’s counsel, 1801 Century Park East, Suite 1600, Los Angeles, California 90067. At the Closing, the Company shall deliver to the Investor (i) certificates representing the Shares and Warrants included within the Investor’s Units, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Purchase Agreement, in the name of a nominee designated by the Investor. If neither the Investor nor a representative of Investor is present at the Closing to take physical delivery of the certificates, then delivery shall be deemed made at Closing by the transmission of a facsimile of the certificates to the Investor (or nominee designated by the Investor) followed by delivery of the original certificates by a nationally recognized overnight express courier.

The Company’s obligation to issue the Shares and Warrants to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company:

(a)    receipt by the Company, or the nominee designated by the Company, as applicable, of a certified or official bank check or wire transfer of funds in the full amount of the aggregate purchase price for the Investor's Units; and

(b)    the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

3.    Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

3.1    Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Warrants and the Registration Rights Agreement referred to in Section 7 (collectively, the “Transaction Documents”), and the Transaction Documents have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.2    Non-Contravention. The execution and delivery of the Transaction Documents by the Company, the issuance and sale of the Units, Shares and Warrants to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any material law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Transaction Documents by the Company and the valid issuance and sale of the Units, Shares and Warrants to be sold by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

3.3    Private Placement Memorandum. The Private Placement Memorandum of the Company (the “Memorandum”) delivered to Investor and all SEC Filings, as defined below in Section 4.5, are true and correct in all material respects as of the date hereof.

3.4    Most Favored Nations. If, at any time and from time to time during the period commencing on the date of Closing and ending on the second anniversary of the effective date of the Registration Statement, the Company issues additional shares of Common Stock or securities which would entitle the holder thereof to acquire shares of Common Stock, that together with the shares of Common Stock exceed an aggregate of 200,000 shares (the “Additional Shares”) at a price or exercise price per share of Common Stock less than $7.00 (subject to adjustment for splits, recapitalizations, reorganizations), then the Company shall: (a) issue additional Shares so that the effective purchase price per Share shall be the same per share purchase price of the Additional Shares, and (b) the exercise price of the Warrants shall be reduced to the price of such Additional Shares, but in no event shall the exercise price be reduced below $2.00 per share (subject to the foregoing adjustments). Notwithstanding the foregoing, no adjustment will be made in respect of (w) shares of Common Stock or options to employees, directors or consultants issued at the then fair market value, not to exceed 5% of the shares then outstanding; (x) securities upon the exercise or conversion of derivative securities outstanding or committed to (including pursuant to letters of intent) as of the Closing; and (y) securities issued pursuant to acquisitions or; and (z) securities issued in strategic transactions. Additionally, the holder hereby waives any claim for monetary damages ensuing from any breach by the Company of its obligations subject to this Section 3.4 and it being understood that the sole remedy of holder shall be specific performance.

3.5    S-8 Filings. The Company shall not file any S-8 registration statements, or other registration statements covering securities issued or that may be issued to employees, directors, consultants or others for services, for a period of two years from Closing, without the prior written consent of Hunter, which may only be withheld in its reasonable discretion. Notwithstanding the foregoing, the Company may file S-8 registration statements, or other registration statements covering: (i) warrant shares issuable to Mark Burnett and (ii) the Company’s Stock Compensation Plan, provided that all grantees thereunder have executed or will execute a counterpart copy of the lock-up agreement signed by all the with respect to any securities issued to such grantee under such plan.

4.    Representations, Warranties and Covenants of the Investor.

4.1    The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) OR is a “Qualified Institutional Buyer” within the meaning of Rule 144A of the Securities Act OR is an investor that is not a “U.S. person,” as defined in Regulation S under the Securities Act, and, in any such case the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Investor's Units, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Investor's Units; (ii) the Investor is acquiring the Investor's Units, Shares and Warrants in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Investor's Units, Shares and Warrants or any arrangement or understanding with any other persons regarding the distribution of such Investor's Units, Shares and Warrants; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Investor's Units, Shares and Warrants except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder, except that the Investor may pledge the Shares in connection with a bona fide margin account or other loan or financing; (iv) the Investor and the Investor’s representatives, if any, have been solely responsible for the Investor’s own “due diligence” investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for the Investor’s own analysis of the fairness and desirability of the terms of the investment; and (v) the Investor has, in connection with its decision to purchase the Investor's Units, Shares and Warrants, relied only upon the Company's Confidential Private Offering Memorandum dated June 28, 2007 (the “Memorandum”) and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached to this Annex I as Exhibit A, which completed questionnaire is true, correct and complete in all material respects.

4.2    The Investor hereby covenants with the Company not to make any sale of the Investor's Units, Shares and Warrants without complying with the provisions of this Agreement, and the Investor acknowledges that the certificates evidencing the Shares and Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith.

4.3    The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4    The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and Warrants.

4.5    The Investor hereby acknowledges that it has received, read and understands the Memorandum, the registration statement on Form SB-2/A, filed on May 14, 2007, the current report on Form 8-K, filed on May 18, 2007, the current report on Form 8-K, filed on May 24, 2007, the current report on Form 8-K, filed on June 21, 2007, and the quarterly report on Form 10-QSB for the quarter ended March 31, 2007, filed on June 28, 2007 (the “SEC

Filings”). Without limiting the generality of the foregoing, Investor understands and acknowledges that there are substantial risks incident to the investment in and ownership of the Units, Shares and Warrants including, without limitation, each of the matters discussed in the Memorandum under the heading “Risk Factors.”

4.6    Investor and Investor’s representatives, if any, have had a reasonable opportunity to ask questions of and receive answers from the management of the Company, or a person or persons acting on behalf of the Company, concerning the Company and its proposed activities and business, the Company’s capitalization, the Company’s management, and the offering and sale of the Units, and otherwise to investigate the Company’s business, operations, management, financial condition and prospects. Investor has adequate means of providing for Investor’s current needs and possible personal contingencies, has no need for liquidity in this investment and could afford to lose the entire amount of this investment. Investor’s commitment to all investments and investments which are not readily marketable is reasonable in relation to Investor’s net worth and an investment in the Units will not cause Investor’s overall commitment to be excessive. Investor is acquiring the Units for Investor’s own account, as a principal, without a view to the resale or distribution of all or any part of the Units and has no present intention, agreement or arrangement to divide Investor’s participation with others or to resell, assign, transfer or otherwise dispose of all or any part of the Units for which Investor has subscribed. If Investor is a corporation, partnership, limited liability company, trust or other entity, it is authorized and otherwise duly qualified to purchase and hold a membership interest in the Company and has not been formed for the specific purpose of acquiring Units.

5.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made herein by the Company and the Investor shall survive the execution of this Agreement, the delivery to the Investor of the Units, Shares and Warrants being purchased and the payment therefor.

6.    Indemnification. Investor hereby agrees to indemnify the Company and its agents and representatives, and hold the Company and its agents and representatives harmless from and against, any and all liability, damage, cost or expense incurred on account of, relating to or arising out of or in connection with: (i) any inaccuracy in Investor’s declarations, representations, and warranties set forth herein or in any other communications to the Company or any of the foregoing parties; and/or (ii) the disposition of any of the Units, Shares or Warrants for which Investor has subscribed herein contrary to the foregoing declarations, representations and warranties.

7.    Registration of the Shares; Compliance with the Securities Act. Pursuant to a Registration Rights Agreement entered into concurrently with this Agreement, the Company agrees to file a registration statement with the Securities and Exchange Commission (the “Commission”) no later than forty-five (45) days after the Initial Closing, pursuant to this private placement. The Company will use its best efforts to cause the registration statement to be declared effective by the Commission no later than 90 days from the date of the initial filing (the “Targeted Effective Date”). Pursuant to the Registration Rights Agreement, in the event the registration statement has not been declared effective as of the Targeted Effective Date then, until the earlier to occur of the date the registration statement is declared effective or the date when the securities may be sold pursuant to Rule 144 of the Securities Act without regard for volume limitations, the Company shall pay to holders of the Units as liquidated damages, and not as a penalty, an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such holder pursuant to this Agreement, except that no payment shall be due to the extent that the failure to register is as a result of a cutback pursuant to Rule 415, provided that the registrable securities have priority over any securities issued to the strategic investors. The liquidated damage(s) as described in the foregoing sentence shall cease to accrue with respect to the registrable securities that may be sold under Rule 144 without regard to volume limitations.

8.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered mail, Express Mail or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered mail, three business days after so mailed, (ii) if delivered by Express Mail or a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

ProElite, Inc. 12121 Wilshire Boulevard, Suite 1001 Los Angeles, California 90025 Attention: Douglas DeLuca Telephone: (310) 526-3243

with a copy to:

Troy & Gould, Professional Corporation 1801 Century Park East, Suite 1600 Los Angeles, CA 90067 Attention: David Ficksman Phone: (310) 789-1290 Facsimile: (310) 789-1490

(b)    if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing

9.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

10.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

13.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

14.    Finders’ Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agent.

15.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

16.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the Investor, including without limitation and without the need for an express assignment, affiliates of the Investor. With respect to transfers that are not made pursuant to the Registration Rights Agreement, the rights and obligations of an Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor’s Shares who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided notice of the transfer including the name and address of the transferee and the number of Shares and Warrants transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement. (For purposes of this Agreement, a “Permitted Transferee” shall mean any person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 25% of the Investor’s Shares received in a transaction permitted under the securities laws of the United States). Upon any transfer permitted by the second sentence of this Section 16, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee were an Investor.

17.    Provisions Pertaining to the Escrow Agent. The undersigned acknowledges that Wells Fargo is acting solely as Escrow Holder in connection with the offering of Units and makes no recommendation with respect thereto. Wells Fargo has made no investigation regarding the Offering, the Company or any other person or entity involved in the Offering.

Schedule I

Investors

Absolute Return Europe Fund
Absolute Octane Fund
Absolute East West Fund
Absolute Activist Master Fund

EXHIBIT A

PROELITE, INC. INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: ProElite, Inc.

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of the Company’s Units, consisting of shares of Common Stock (the “Shares”) and warrants to purchase Common Stock (the “Warrants”). The Shares and Warrants are being offered and sold by ProElite, Inc. (the “Company”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D and Regulation S promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling the Units to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the potential investor will be used in determining whether such investor meets such criteria, and reliance on the private offering exemption from registration is based in part on the information supplied in this Questionnaire.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Except as expressly permitted herein, the potential investor’s answers are to be kept strictly confidential. However, by signing this Questionnaire the potential investor will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Units will not result in a violation of the Act or the securities laws of any state, and that the potential investor otherwise satisfies the suitability standards applicable to purchasers of the Units. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type the responses and attach additional sheets of paper if necessary to complete the answers to any item.

A.	BACKGROUND INFORMATION

Name:  ______________________________________________________________________________________________________________________________________

Business Address:_____________________________________________________________________________________________________________________________
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)________________________________________________________________________________________________________________________

Residence Address:____________________________________________________________________________________________________________________________
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: (___)________________________________________________________________________________________________________________________
If an individual:

Age: _____ Citizenship: _______________ Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:_________________________________________________________________________________________________________________________

State of formation: ________________________________________________________  Date of formation:_______________________________________________

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): ___ Residence Address ___ Business Address

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Units the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

_____ (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

[1]
As used in this Questionnaire, the tem “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Units exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000, or joint income with that person’s spouse in excess of $300,000, in 2005 and 2006 and has a reasonable expectation of reaching the same income level in 2007;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	STATUS AS NOT A “U.S. PERSON”

The undersigned is not a “U.S. Person” as such term is defined in Regulation S under the Act, as at the time of the sale of the Units the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) A discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

_____ (2) An estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (a) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (b) The estate is governed by foreign law;

_____ (3) An trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

_____ (4) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

_____ (5) An agency or branch of a U.S. person located outside the United States if: (a) The agency or branch operates for valid business reasons; and (b) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

_____ (6) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

D.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1.    Any purchase of the Units, Shares and Warrants would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.    The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Units, Shares and Warrants by the undersigned or any co-purchaser.

3.    There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.    In addition to reviewing the Company’s filings with the Securities and Exchange Commission and the Memorandum, the undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Shares and Warrants, and fully understands that the Units are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment.

5.    Investor has sufficient knowledge and experience in business, financial and tax matters that Investor is capable of evaluating the Company and the proposed activities thereof, the risks and merits of investment in the Units, Shares and Warrants and of making an informed investment decision thereon, and has the capacity to protect Investor’s own interests in connection with this investment in the Units.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of __________, 2007, and declares under oath that it is truthful and correct.

Print Name

By: Signature

Title: (required for any purchaser that is a corporation, partnership, trust or other entity)